FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2020
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
The Company may elect to measure financial instruments and certain other items at fair value. This fair value option would be applied on an instrument-by-instrument basis with changes in fair value reported in earnings. The election can be made at the acquisition of an eligible financial asset, financial liability or firm commitment or, when certain specified reconsideration events occur. The fair value election may not be revoked once made. The Company has not elected the fair value measurement option for eligible items.
Fair-Value Hierarchy
The hierarchy of valuation techniques for financial instruments is based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s market assumptions. These two types of inputs have created the following fair-value hierarchy:
Level 1 - Quoted prices for identical instruments in active markets.
Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.
Level 3 - Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
This hierarchy requires the use of observable market data when available.
Determination of Fair Value
When available, the Company uses quoted market prices to determine fair value and classifies such items in Level 1. In some cases where a market price is not available, the Company will use observable market-based inputs to calculate fair value, in which case the items are classified in Level 2.
If quoted or observable market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters such as interest rates, currency rates, or yield curves. Items valued using such internally generated valuation techniques are classified according to the lowest level input or value driver that is significant to the valuation. Thus, an item may be classified in Level 3 even though there may be some significant inputs that are readily observable.
The following section describes the valuation methodologies used by the Company to measure various financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified. Where appropriate, the description includes details of the valuation models, and the key inputs to those models as well as any significant assumptions.
Derivatives
CNH Industrial utilizes derivative instruments to mitigate its exposure to interest rate and foreign currency exposures. Derivatives used as hedges are effective at reducing the risk associated with the exposure being hedged and are designated as a hedge at the inception of the derivative contract. CNH Industrial does not hold or enter into derivative or other financial instruments for speculative purposes. The credit and market risk related to derivatives is reduced through diversification among various counterparties, utilizing mandatory termination clauses and/or collateral support agreements. Derivative instruments are generally classified as Level 2 in the fair value hierarchy. The cash flows underlying all derivative contracts were recorded in operating activities in the condensed consolidated statements of cash flows.
Foreign Exchange Derivatives
CNH Industrial has entered into foreign exchange forward contracts and swaps in order to manage and preserve the economic value of cash flows in a currency different from the functional currency of the relevant legal entity. CNH Industrial conducts its business on a global basis in a wide variety of foreign currencies and hedges foreign currency exposures arising from various receivables, liabilities, and expected inventory purchases and sales. Derivative instruments utilized to hedge the foreign currency risk associated with anticipated inventory purchases and sales in foreign currencies are designated as cash flow hedges. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in earnings when the related transaction occurs. If a derivative instrument is terminated because the hedge relationship is no longer effective or because the hedged item is a forecasted transaction that is no longer determined to be probable, the cumulative amount recorded in accumulated other comprehensive income (loss) is recognized immediately in earnings. Such amounts were insignificant in all periods presented.
CNH Industrial also uses forwards and swaps to hedge certain assets and liabilities denominated in foreign currencies. Such derivatives are considered economic hedges and not designated as hedging instruments. The changes in the fair values of these instruments are recognized directly in income in “Other, net” and are expected to offset the foreign exchange gains or losses on the exposures being managed.
All of CNH Industrial’s foreign exchange derivatives are considered Level 2 as the fair value is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s foreign exchange derivatives was $7.7 billion and $6.9 billion at September 30, 2020 and December 31, 2019, respectively.
Interest Rate Derivatives
CNH Industrial has entered into interest rate derivatives (swaps and caps) in order to manage interest rate exposures arising in the normal course of business. Interest rate derivatives that have been designated as cash flow hedges are being used by the Company to mitigate the risk of rising interest rates related to existing debt and anticipated issuance of fixed-rate debt in future periods. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in interest expense over the period in which CNH Industrial recognizes interest expense on the related debt.
Interest rate derivatives that have been designated as fair value hedge relationships have been used by CNH Industrial to mitigate the volatility in the fair value of existing fixed rate bonds and medium-term notes due to changes in floating interest rate benchmarks. Gains and losses on these instruments are recorded in “Interest expense” in the period in which they occur and an offsetting gain or loss is also reflected in “Interest expense” based on changes in the fair value of the debt instrument being hedged due to changes in floating interest rate benchmarks.
CNH Industrial also enters into offsetting interest rate derivatives with substantially similar terms that are not designated as hedging instruments to mitigate interest rate risk related to CNH Industrial’s committed asset-backed facilities. Unrealized and realized gains and losses resulting from fair value changes in these instruments are recognized directly in income. Net gains and losses on these instruments were insignificant for the three and nine months ended September 30, 2020 and 2019.
All of CNH Industrial’s interest rate derivatives outstanding as of September 30, 2020 and December 31, 2019 are considered Level 2. The fair market value of these derivatives is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s interest rate derivatives was approximately $6.0 billion and $5.5 billion at September 30, 2020 and December 31, 2019, respectively.
As a result of the reform and replacement of specific benchmark interest rates, uncertainty remains regarding the timing and exact nature of those changes. At September 30, 2020, the notional amount of hedging instruments directly affected by the reform of benchmark interest rates is $992 million.
In the nine months ended September 30, 2020, the COVID-19 pandemic significantly impacted the economic environment. With regard to hedge accounting, the Company continues to monitor significant developments in order to assess the potential future impacts of the COVID-19 pandemic on the hedging relationships in place and to update its estimates concerning whether forecasted transactions can still be considered probable of occurring.
Financial Statement Impact of CNH Industrial Derivatives
The following table summarizes the gross impact of changes in the fair value of derivatives designated as cash flow hedges on accumulated other comprehensive income (loss) and net income (loss) during the three and nine months ended September 30, 2020 and 2019 (in millions):

		Recognized in Net Income
For the Three Months Ended September 30,	Gain (Loss) Recognized in Accumulated Other Comprehensive Income	Classification of Gain (Loss)	Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Income
2020
Foreign exchange contracts	$40
		Net sales	(4)
		Cost of goods sold	12
		Other, Net	1
Interest rate contracts	8	Interest expense	(1)
Total	$48		$8
2019
Foreign exchange contracts	$(42)
		Net sales	2
		Cost of goods sold	(17)
		Other, Net	(3)
Interest rate contracts	(6)	Interest expense	(3)
Total	$(48)		$(21)

		Recognized in Net Income
For the Nine Months Ended September 30,	Gain (Loss) Recognized in Accumulated Other Comprehensive Income	Classification of Gain (Loss)	Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Income
2020
Foreign exchange contracts	$106
		Net sales	(5)
		Cost of goods sold	(7)
		Other, Net	11
Interest rate contracts	(11)	Interest expense	(4)
Total	$95		$(5)
2019
Foreign exchange contracts	$(87)
		Net sales	(2)
		Cost of goods sold	(46)
		Other, Net	(10)
Interest rate contracts	(26)	Interest expense	(6)
Total	$(113)		$(64)
The following table summarizes the activity in accumulated other comprehensive income related to the derivatives held by the Company during the nine months ended September 30, 2020 and 2019:

In Millions	Before-Tax Amount	Income Tax	After-Tax Amount
Accumulated derivative net losses as of December 31, 2019	$(62)	$8	$(54)
Net changes in fair value of derivatives	95	(9)	86
Net losses reclassified from accumulated other comprehensive income into income	5	(4)	1
Accumulated derivative net losses as of September 30, 2020	$38	$(5)	$33

In Millions	Before-Tax Amount	Income Tax	After-Tax Amount
Accumulated derivative net losses as of December 31, 2018	$(23)	$1	$(22)
Net changes in fair value of derivatives	(113)	20	(93)
Net losses reclassified from accumulated other comprehensive income into income	64	(10)	54
Accumulated derivative net losses as of September 30, 2019	$(72)	$11	$(61)

The following tables summarize the impact that changes in the fair value of fair value hedges and derivatives not designated as hedging instruments had on earnings (in millions):

		For the Three Months Ended September 30,
	Classification of Gain	2020	2019
Fair Value Hedges
Interest rate derivatives	Interest expense	$(5)	$7

Not Designated as Hedges
Foreign exchange contracts	Other, Net	$6	$29

		For the Nine Months Ended September 30,
	Classification of Gain	2020	2019
Fair Value Hedges
Interest rate derivatives	Interest expense	$37	$38

Not Designated as Hedges
Foreign exchange contracts	Other, Net	$160	$(39)
The fair values of CNH Industrial’s derivatives as of September 30, 2020 and December 31, 2019 in the condensed consolidated balance sheets are recorded as follows:

	September 30, 2020		December 31, 2019
in millions of dollars	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate contracts	Derivative assets	81	Derivative assets	44
Foreign currency contracts	Derivative assets	72	Derivative assets	17
Total derivative assets designated as hedging instruments		153		61
Interest rate contracts	Derivative liabilities	41	Derivative liabilities	29
Foreign currency contracts	Derivative liabilities	32	Derivative liabilities	69
Total derivative liabilities designated as hedging instruments		73		98
Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate contracts	Derivative assets	—	Derivative assets	—
Foreign currency contracts	Derivative assets	35	Derivative assets	12
Total derivative assets not designated as hedging instruments		35		12
Interest rate contracts	Derivative liabilities	—	Derivative liabilities	—
Foreign currency contracts	Derivative liabilities	15	Derivative liabilities	23
Total derivative liabilities not designated as hedging instruments		15		23
Items Measured at Fair Value on a Recurring Basis
The following tables present for each of the fair-value hierarchy levels the Company’s assets and liabilities that are measured at fair value on a recurring basis at September 30, 2020 and December 31, 2019:

	Level 1		Level 2		Total
	September 30, 2020	December 31, 2019	September 30, 2020	December 31, 2019	September 30, 2020	December 31, 2019
	(in millions)
Assets
Foreign exchange derivatives	$—	$—	$107	$29	$107	$29
Interest rate derivatives	—	—	81	44	81	44
Investments	—	1	—	—	—	1
Investments at fair value through profit & loss	526	—	—	—	526	—
Total Assets	$526	$1	$188	$73	$714	$74
Liabilities
Foreign exchange derivatives	$—	$—	$(46)	$(92)	$(46)	$(92)
Interest rate derivatives	—	—	(41)	(29)	(41)	(29)
Commodities	—	—	(1)	—	(1)	—
Total Liabilities	$—	$—	$(88)	$(121)	$(88)	$(121)
At June 30, 2020, the line item “Investments at fair value through profit & loss” includes the fair value of the approximate 7% investment held by CNH Industrial in Nikola Corporation ("Nikola"), made in the context of the strategic partnership with Nikola to industrialize fuel-cell and battery electric Heavy-Duty trucks. During the second quarter of 2020, Nikola completed a business combination with VectoIQ Acquisition Corp., a publicly-traded special purpose acquisition company. Under the terms and conditions of the business combination, the former shareholders of Nikola received 1.901 shares of VectoIQ for every one share held in Nikola and became shareholders of VectoIQ, which, in turn, changed its name to “Nikola Corporation”. The combined company's shares continued listing on NASDAQ under the new ticker symbol “NKLA”. Before the completion of the business combination, CNH Industrial increased its investment in Nikola, that was accounted for using the cost method in the absence of a readily determinable fair value, to $250 million. The market price of Nikola shares as of September 30, 2020 was $20.48, determining a value of $526 million for the 25,661,448 shares held by CNH Industrial through its fully-owned subsidiary Iveco S.p.A. As a consequence, for the three and nine months ended September 30, 2020, the Company recorded a pre-tax loss of $1,207 million ($1,192 million after tax) and a pre-tax gain of $268 million ($265 million after tax), respectively, from the remeasurement at fair value of the investment in Nikola, recorded in the line item “Other, net”.
Iveco S.p.A. and Nikola Corporation are jointly developing cab over battery-electric vehicle (“BEV”) and hydrogen fuel cell electric vehicle (“FCEV”) trucks, which will be manufactured through a 50/50 owned joint venture in Europe for distribution in European market and to Nikola for distribution in North America. During 2020, Iveco S.p.A. and Nikola have entered into a series of agreements to establish the joint venture. The operations of the joint venture are expected to commence in the fourth quarter of 2020.
Items Measured at Fair Value on a Non-Recurring Basis
During the second quarter of 2020, the Company recorded property and equipment impairments of $163 million related to Agriculture ($111 million), Construction ($45 million) and Commercial and Specialty Vehicles ($7 million). The impairments are the result of declines in forecasted performance that indicated it was probable that the future cash flows would not cover the carrying amount of assets used in manufacturing equipment of the respective segments.
In addition, the Company recorded impairments to certain dealer network and software intangible assets. See Note 13 for further details.
The following tables present the fair value for nonrecurring Level 3 measurements from impairments as of September 30, 2020 and 2019:

	Fair Value		Losses
	2020	2019	2020	2019
	(in millions)
Property, plant and equipment	$107	$—	$163	$—
Other intangible assets	$—	$—	$92	$—

The following is a description of the valuation methodologies the Company uses to non-monetary assets at fair value:
Property, plant, and equipment, net: The impairments are measured at the lower of the carrying amount, or fair value. The valuations were based on a cost approach. The inputs include replacement cost estimates adjusted for physical deterioration and economic obsolescence.
Other intangible assets, net: The impairments are measured at the lower of the carrying amount or fair value. The valuations were based on the income approach (discounted cash flows). The inputs include estimates of future cash flows.
Fair Value of Other Financial Instruments
The carrying value of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable included in the condensed consolidated balance sheets approximates its fair value.
Financial Instruments Not Carried at Fair Value
The estimated fair market values of financial instruments not carried at fair value in the condensed consolidated balance sheets as of September 30, 2020 and December 31, 2019 are as follows:

	September 30, 2020		December 31, 2019
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Financing receivables	$17,098	$17,315	$19,428	$19,375
Debt	$24,670	$25,018	$24,854	$25,249
Financing Receivables
The fair value of financing receivables is based on the discounted values of their related cash flows at current market interest rates and they are classified as a Level 3 fair value measurement.
Debt
All debt is classified as a Level 2 fair value measurement with the exception of bonds issued by CNH Industrial Finance Europe S.A. and bonds issued by CNH Industrial N.V. that are classified as a Level 1 fair value measurement.